Investment in Securities (Summary of Investment in Securities) (Detail) - JPY (¥) ¥ in Millions		Sep. 30, 2023	Mar. 31, 2023
Equity securities	[1]	¥ 751,872	¥ 589,312
Trading debt securities		2,259	2,179
Available-for-sale debt securities		2,318,317	2,234,608
Held-to-maturity debt securities		115,515	114,759
Total		¥ 3,187,963	¥ 2,940,858

[1]	The amount of assets under management of variable annuity and variable life insurance contracts included in equity securities were ¥151,445 million and ¥151,281 million as of March 31, 2023 and September 30, 2023, respectively. The amount of investment funds that are accounted for under the equity method included in equity securities were ¥90,993 million and ¥196,899 million as of March 31, 2023 and September 30, 2023, respectively. The amount of investment funds elected the fair value option included in equity securities were ¥16,032 million and ¥19,401 million as of March 31, 2023 and September 30, 2023, respectively.